                                                                   EXHIBIT 10.36

                                 THIRD AMENDMENT

         THIRD AMENDMENT, dated as of October 16, 2001 (this "Third Amendment"), to the Third Amended and Restated Credit Agreement, dated as of September 26, 2000, as amended by the First Amendment, dated as of April 13, 2001, as amended by the Second Amendment, dated as of June 5, 2001 (as heretofore amended or otherwise modified, the "Credit Agreement"; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein), among SALTON, INC., a Delaware corporation (formerly known as Salton/Maxim Housewares, Inc.) (the "Borrower"), the several banks and financial institutions or entities party thereto (each a "Lender" and, collectively, the "Lenders"), LEHMAN BROTHERS INC., as advisor, arranger and bookrunner (in such capacity, the "Arranger"), FIRSTAR BANK, N.A., as syndication agent (in such capacity, the "Syndication Agent"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - --


         WHEREAS, the Borrower has requested the Lenders to consent to amendments to certain provisions of the Credit Agreement; and

         WHEREAS, the Lenders are willing to consent to the requested amendments, on and subject to the terms and conditions contained herein;

         NOW THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                       AMENDMENTS TO THE CREDIT AGREEMENT

         Section 1.1. Amendment to Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement is hereby amended by inserting the following new text immediately prior to the semicolon in clause (v) of the definition of "Permitted Acquisition":

         "(provided that until such time as the Net Average Total Debt Ratio is less than or equal to 2.50 to 1.00 (as calculated on a pro forma basis after taking into account such acquisition (including the incurrence of debt related to such acquisition)), the aggregate consideration for such acquisition shall not exceed $20,000,000)"

         Section 1.2. Amendment to Section 7.1 of the Credit Agreement. (a)
Section 7.1(a) of the Credit Agreement is hereby amended by deleting the last two rows of the table and substituting in lieu thereof the following rows:


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                FQ1 2002                                3.00 to 1
       FQ2 2002 through FQ2 2003                        3.50 to 1
         FQ3 2003 and FQ4 2003                          3.25 to 1
       FQ1 2004 through FQ3 2004                        3.00 to 1
          FQ4 2004 thereafter                           2.75 to 1

         (b) Section 7.1(c) of the Credit Agreement is hereby amended in its entirety by substituting in lieu thereof the following new Section 7.1(c):

             "(c) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than the ratio set forth opposite such fiscal quarter:

             Fiscal Quarter                               Ratio
             --------------                               -----
                FQ1 2002                                3.25 to 1
       FQ2 2002 through FQ2 2003                        2.75 to 1
       FQ3 2003 through FQ2 2004                        3.00 to 1
          FQ3 2004 thereafter                           3.25 to 1

         (c) Section 7.1(d) of the Credit Agreement is hereby amended by deleting the text "through FQ2 2004" in the last row of the table and then inserting the following new row:

                FQ1 2002                                1.30 to 1
       FQ2 2002 through FQ2 2004                        1.20 to 1
          FQ3 2004 thereafter                           1.30 to 1

         Section 1.3. Amendment to Section 7.6 of the Credit Agreement. Section
7.6 is hereby amended by inserting the following new text immediately prior to the period at the end thereof:

         "(provided that until such time as the Net Average Total Debt Ratio is less than or equal to 2.50 to 1.00 (as calculated on a pro forma basis after taking into account any repurchase of Capital Stock (including the incurrence of debt related to any such repurchase)), the Borrower may not purchase any Capital Stock pursuant to this clause (b))"

         Section 1.4. Amendment to Annex A.

         Annex A to the Credit Agreement is hereby amended in its entirety by substituting in lieu thereof a new Annex A in the form of Exhibit B hereto.

                                  ARTICLE II.

                                 MISCELLANEOUS

         Section 2.1. Conditions to the effectiveness of the Third Amendment. This Third Amendment shall become effective as of the date each of the conditions precedent set forth below shall have been fulfilled (the "Third Amendment Effective Date"):

         (a) Third Amendment. The Administrative Agent shall have received this Third Amendment, executed and delivered by a duly authorized officer of the Borrower and each other Loan Party.

         (b) Lender Consent Letters. The Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto, from Lenders constituting the Required Lenders.

         (c) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to this Third Amendment.

(d) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents and herein shall be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of the Third Amendment Effective Date after giving effect to the amendments effected hereby.

         (e) Amendment Fee. The Administrative Agent shall have received, for the account of each Lender that executes and delivers its Lender Consent Letter on or prior to October 16, 2001, an amendment fee in an amount equal to 0.25% of the Aggregate Exposure of such Lender.

         Section 2.2. Representation and Warranties. The Borrower represents and warrants to each Lender and the Administrative Agent as follows:

         (a) Corporate Power; Authorization; Enforceable Obligations; No Legal Bar.

         (i) The Borrower has the power and authority to execute and deliver this Third Amendment and to perform each of the Loan Documents as amended by this Third Amendment and each agreement or instrument contemplated hereby or thereby to which it is or will be a party.

         (ii) This Third Amendment has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document as amended by this Third Amendment constitutes, a legal, valid and binding obligation of such party enforceable against the Borrower accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (b) Representations and Warranties in Loan Documents. The representations and warranties set forth in each Loan Document are true and correct in all material respects as if made on and as of this Third Amendment Effective Date, except as they may specifically relate to an earlier date.

         Section 2.3. Continuing Effect of Credit Agreement. This Third Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Agents, the Arranger or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

         Section 2.4. Acknowledgment and Consent. Each of the Loan Parties hereby:

         (a) acknowledges and consents to the execution and delivery of this Third Amendment and performance of the Credit Agreement;

         (b) agrees that the term "Obligations" as defined in the Security Documents includes all of the Borrower's obligations under the Credit Agreement and that all references in such documents to the "Credit Agreement" refer to the Credit Agreement as defined in this Third Amendment;

         (c) agrees that all of the "Collateral" (as defined in the Security Documents) secures, and continues to secure, all of the Obligations of the Loan Parties referred to in paragraph (b) above; and

         (d) agrees that the execution and delivery of this Third Amendment and performance of the Credit Agreement shall not in any way affect such Person's obligations under any Loan Documents, as amended by this Third Amendment, to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim.

         Section 2.5. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent, the Syndication Agent, the Documentation Agent and the Arranger for all of their reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Third Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent and (b) the enforcement or preservation of any rights under this Third Amendment and any other such documents.

         Section 2.6. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         Section 2.7. Counterparts. This Third Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.


                                          SALTON, INC.


                                          By: /s/ JOHN E. THOMPSON
                                            ------------------------------------
                                            Name:  John E. Thompson
                                            Title: Senior V.P., CFO


                                          Salton Toastmaster Logistics LLC,
                                          as a Subsidiary Borrower


                                          By: TOASTMASTER INC., as sole Member


                                          By: /s/ JOHN E. THOMPSON
                                            ------------------------------------
                                            Name:  John E. Thompson
                                            Title: Senior V.P., CFO


                                          LEHMAN BROTHERS INC., as Arranger


                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          LEHMAN COMMERCIAL PAPER INC., as
                                          Administrative Agent and as a Lender


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:




                                          FIRSTAR BANK, N.A.,
                                          as Syndication Agent
                                          and as a Lender


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          LASALLE BANK NATIONAL ASSOCIATION,
                                          as an Issuing Lender


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

Acknowledged and Consented:


SALTON INTERNATIONAL CV


By: /s/ JOHN E. THOMPSON
  ----------------------------
  Name: John E. Thompson
  Title: Senior V.P



HOME CREATIONS DIRECT, LTD.


By: /s/ JOHN E. THOMPSON
  ----------------------------
  Name: John E. Thompson
  Title: Senior V.P



SALTON HOLDINGS, INC.


By: /s/ JOHN E. THOMPSON
  ----------------------------
  Name: John E. Thompson
  Title: Senior V.P



SASAKI PRODUCTS COMPANY


By: /s/ JOHN E. THOMPSON
  ----------------------------
  Name: John E. Thompson
  Title: Senior V.P

SONEX INTERNATIONAL CORPORATION


By: /s/ JOHN E. THOMPSON
  ----------------------------
  Name: John E. Thompson
  Title: Senior V.P


TOASTMASTER INC.


By: /s/ JOHN E. THOMPSON
  ----------------------------
  Name: John E. Thompson
  Title: Senior V.P

                                                                       EXHIBIT A



                              LENDER CONSENT LETTER



To:   Lehman Commercial Paper Inc.,
      as Administrative Agent
      3 World Financial Center
      New York, New York 10285


Ladies and Gentlemen:

         Reference is made to the Third Amended and Restated Credit Agreement, dated as of September 26, 2000 (as heretofore amended or modified, the "Credit Agreement"), among Salton, Inc., a Delaware corporation (the "Borrower"), the Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

         The Borrower has requested that the Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").

         Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Third Amendment.

                                                 Very truly yours,



                                                 [NAME OF LENDER]




                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:




Dated as of October 16, 2001